--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                               November 30, 2001



Dear Shareholder:

     Economic  activity  slowed  significantly  during the annual  period  ended
October 31, 2001, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline. Inflation adjusted Gross Domestic Product (GDP) fell at a 0.4% annual rate during the third quarter, reaffirming that the economy is officially headed towards recession, which is defined as two consecutive quarters of negative growth as measured by GDP. In response to the dramatic slowdown in the U.S. economy, The Federal Reserve Board aggressively lowered interest rates over the period. In stark contrast to its three interest rate increases in February, March, and May of 2000, the Federal Open Market Committee (FOMC) has cut interest rates ten times in 2001. Year-to-date, the FOMC has reduced interest rates by 4.50%, bringing the current Federal Funds rate to 2.00%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the fixed income market, with the exception of high yield, posted double-digit returns over the annual period ended October 31, 2001. As short-term interest rates declined faster than long-term interest rates over the period, the yield curve reached historically steep levels, making it a very attractive time for leveraged bond funds. Because these funds borrow at short-term rates and invest in long-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, inflation is anticipated to decline to multi-decade lows, which should support high-quality fixed income securities, especially those with longer maturities.

     The rallies in the fixed income markets have barely offset the adverse impact of the deteriorating equity market. For the year ending October 31, 2001, the S&P 500 and Nasdaq fell 25.49% and 49.39%, respectively, and, while we believe that aggressive monetary and fiscal stimulus will help stabilize the economy, we expect growth to remain below potential for a more prolonged period. Consumption is unlikely to pick up significantly in the face of sizable job cuts, the likelihood that flexible compensation (bonus, profit sharing, options) will be sharply lower, and that state and local government spending may be significantly curtailed next year. In this environment, we expect a period of prolonged lower interest rates. Although somewhat discouraging for the American consumer, this low inflation/low interest rate environment should continue to benefit fixed income securities. We expect spread products like high quality corporates and mortgages to perform well relative to U.S. Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a listing of the portfolio's holdings at October 31, 2001. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ LAURENCE D. FINK                    /s/ RALPH L. SCHLOSSTEIN
--------------------                    ------------------------
Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                               November 30, 2001

Dear Shareholder:

     We are pleased to present the audited annual report for The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") for the fiscal year ended October 31, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and NAV over the annual period ended October 31, 2001:

                              --------------------------------------------------------
                               10/31/01    10/31/00     CHANGE     HIGH        LOW
--------------------------------------------------------------------------------------
  STOCK PRICE                   $13.73      $12.125      13.24%   $14.10    $11.8125
--------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)         $15.19      $14.30        6.22%   $15.26    $14.24
--------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Investors' hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11, our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down, 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board's consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001, Federal Open Market Committee meeting, "The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further damped. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate." During the fiscal year ended October 31, 2001, the Federal Reserve Board aggressively lowered the Federal Funds rate by a total of 4.00% to bring it to 2.50%. On November 6, 2001, the Federal Reserve Board announced another interest rate cut, bringing the current Federal Funds rate to 2.00%.

     Over the course of the year, the U.S. Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. U.S. Treasury yields on the short-end of the yield curve fell sharply from a 5.91% yield on 2-year U.S. Treasuries as of October 31, 2000, to a 2.42% yield on October 31, 2001, in reaction to the Federal Reserve Board cutting short-term rates by 4%. During the period, the yield on the 10-year U.S. Treasury fell from 5.75% on October 31, 2000, to 4.23% on October 31, 2001. U.S. Treasury yields continue to fall due to further Federal Reserve easing and an anticipation of increased supply in order to raise capital to support programs implemented as a result of the tragic events that occurred on September 11, 2001. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government "does not need the 30-year bond to meet [its] current financing needs." On the news that the U.S. Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points. As a result, the on-the-run curve, which measures yields on newly issued U.S. Treasuries, flattened 32 basis points.

     For the annual period ended October 31, 2001, municipal bonds outperformed the taxable domestic bond market on a tax-adjusted basis, returning 17.12% (as measured by the LEHMAN MUNICIPAL INDEX at a tax bracket of 38.6%) versus the LEHMAN AGGREGATE INDEX'S 14.56%. Cash inflows over the period increased significantly from the previous year due to turmoil in the equity markets and diversification into fixed income securities. While municipals performed in line with spread products (i.e. corporates, mortgages, etc.) and U.S. Treasuries throughout the first half of the period, the municipal yield curve steepened over the latter half of the year, and showed significant outperformance versus U.S. Treasuries. Refinancing opportunities, which are expected to reach historic levels due to falling interest rates, continue to drive the pace of new issues in the municipal market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage via auction rate preferred shares to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay monthly income. At the end of the annual period (October 31, 2001), the Trust's leverage amount was approximately 36% of total assets.

     Municipals outperformed most spread products on a tax-adjusted basis during the period, except on the short-end of the yield curve. The curve steepened over most of the period and the 5 to 15 year part of the curve remains very steep on a historical basis. We remain overweight in premium coupon securities in an effort to avoid potential market discount problems. Premium coupon securities offer better price performance during periods of falling interest rates, and similar performance to discounts when interest rates rise. Retail demand has been robust throughout the period, with record inflows into municipal bond funds of $2.92 billion during the month of August 2001, the largest monthly increase since 1994. Year-to-date, net inflows into municipal bond funds is $7.98 billion.

     The following charts compare the Trust's asset composition and credit quality allocations:

         -----------------------------------------------------------------------
                               SECTOR BREAKDOWN
        -----------------------------------------------------------------------
          SECTOR                      OCTOBER 31, 2001      OCTOBER 31, 2000
        -----------------------------------------------------------------------
          Transportation                     19%                   20%
        -----------------------------------------------------------------------
          University/School                  14%                   13%
        -----------------------------------------------------------------------
          City, County & State               12%                   11%
        -----------------------------------------------------------------------
          Industrial & Pollution Control     12%                   11%
        -----------------------------------------------------------------------
          Hospital                           12%                   12%
        -----------------------------------------------------------------------
          Lease Revenue                       8%                    5%
        -----------------------------------------------------------------------
          Power                               7%                    8%
        -----------------------------------------------------------------------
          Housing                             5%                    9%
        -----------------------------------------------------------------------
          Tax Revenue                         4%                    4%
        -----------------------------------------------------------------------
          Other                               3%                    3%
        -----------------------------------------------------------------------
          Special District                    2%                    2%
        -----------------------------------------------------------------------
          Water & Sewer                       1%                    1%
        -----------------------------------------------------------------------
          Resource Recovery                   1%                    1%
        -----------------------------------------------------------------------

              ---------------------------------------------------------------
                CREDIT RATING*        OCTOBER 31, 2001     OCTOBER 31, 2000
              ---------------------------------------------------------------
                AAA/Aaa                       61%                  58%
              ---------------------------------------------------------------
                AA/Aa                         11%                  11%
              ---------------------------------------------------------------
                A/A                           16%                  19%
              ---------------------------------------------------------------
                BBB/Baa                        6%                   9%
              ---------------------------------------------------------------
                BB/Ba                          2%                  --
              ---------------------------------------------------------------
                Not Rated                      4%                   3%
              ---------------------------------------------------------------
------------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,




/s/ ROBERT S. KAPITO                    /s/ KEVIN M. KLINGERT
--------------------                    ---------------------
Robert S. Kapito                        Kevin M. Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BKN
--------------------------------------------------------------------------------
  Initial Offering Date:                                     February 19, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/01:                             $13.73
  Net Asset Value as of 10/31/01:                                 $15.19
  Yield on Closing Stock Price as of 10/31/01 ($13.73)(1):          5.68%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                      $ 0.065
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                   $ 0.780
--------------------------------------------------------------------------------

-------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2) Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

-----------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------
             PRINCIPAL                                                                         OPTION CALL
  RATING*     AMOUNT                                                                           PROVISIONS+        VALUE
(UNAUDITED)    (000)                               DESCRIPTION                                 (UNAUDITED)       (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--155.8%
                        ALABAMA--5.9%
AAA         $14,000     University of Alabama Hosp. Rev., Ser. A, 5.875%, 9/01/31, MBIA .....    9/10 @ 101     $ 14,979,160
                                                                                                                ------------
                        ALASKA--2.4%
AAA           6,015     Alaska St. Hsg. Fin. Corp. Rev., Ser. A, 5.875%, 12/01/24, MBIA .....   12/05 @ 102        6,211,209
                                                                                                                ------------
                        CALIFORNIA--15.5%
Aa2           1,220     California Hsg. Fin. Agcy. Rev., Home Mtg., Ser. C, 5.65%, 8/01/14 ..    2/04 @ 102        1,268,727
AA            5,770     California St., G.O., 5.625%, 5/01/18 ...............................    5/10 @ 101        6,131,202
BBB           3,000     Foothill/Eastn. Transp. Corridor Agcy. Toll Road Rev., 5.75%, 1/15/40    1/10 @ 101        3,092,730
AAA          10,945     Los Altos Sch. Dist., Zero Coupon, 8/01/24, MBIA ....................  8/13 @ 53.632       3,073,028
AAA          15,460     Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%, 12/01/07, AMBAC ..  No Opt. Call       17,862,020
                        University of California Rev., Research Fac., Ser. B,
Aaa           2,000++     6.10%, 9/01/03 ....................................................       N/A            2,185,280
Aaa           3,305++     6.20%, 9/01/03 ....................................................       N/A            3,617,058
Aaa           2,000++     6.25%, 9/01/03 ....................................................       N/A            2,190,620
                                                                                                                ------------
                                                                                                                  39,420,665
                                                                                                                ------------
                        COLORADO--10.9%
AAA           3,100     Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E, Zero Coupon,
                          8/31/04 ...........................................................       ETM            2,858,851
                        Denver City & Cnty. Arpt. Rev.,
A+            3,000       Ser. C, 6.50%, 11/15/06 ...........................................   11/02 @ 102        3,147,300
A+            1,120       Ser. C, 6.65%, 11/15/05 ...........................................   11/02 @ 102        1,179,718
Aaa           3,705++     Ser. D, 7.00%, 11/15/01 ...........................................        N/A           3,709,928
A            14,085++     Ser. D, 7.00%, 11/15/01 ...........................................        N/A          14,103,733
AAA           2,250++   E-470 Pub. Hwy. Auth. Rev., Ser. B, 6.90%, 8/31/05 ..................        N/A           2,640,060
                                                                                                                ------------
                                                                                                                  27,639,590
                                                                                                                ------------
                        CONNECTICUT--1.1%
Baa3          3,000     Mashantucket Western Pequot Tribe, Spl. Rev., Ser. A, 5.50%, 9/01/28**   9/09 @ 101        2,823,810
                                                                                                                ------------
                        DELAWARE--3.0%
NR            7,000     Charter Mac Equity Issuer Trust, Ser. B, 7.60%, 11/30/10** ..........   No Opt. Call       7,525,910
                                                                                                                ------------
                        DISTRICT OF COLUMBIA--0.8%
                        District of Columbia, G.O., Ser. E, CAPMAC,
AAA             195++     6.00%, 6/01/03 ....................................................        N/A             210,313
AAA           1,705       6.00%, 6/01/09 ....................................................    6/03 @ 102        1,823,975
                                                                                                                ------------
                                                                                                                   2,034,288
                                                                                                                ------------
                        FLORIDA--3.1%
AAA           1,615     Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg., Ser. 1994-A, 6.55%,
                          7/01/14, GNMA .....................................................    1/05 @ 102        1,710,366
NR            3,700     Hillsborough Cnty. Ind. Dev. Auth. Fac. Rev., National Gypsum, Ser. A,
                          7.125%, 4/01/30 ...................................................    4/10 @ 101        2,960,740
BB-           4,000     Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28 ....................    7/06 @ 102        3,325,079
                                                                                                                ------------
                                                                                                                   7,996,185
                                                                                                                ------------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
             PRINCIPAL                                                                   OPTION CALL
  RATING*     AMOUNT                                                                     PROVISIONS+      VALUE
(UNAUDITED)    (000)                               DESCRIPTION                           (UNAUDITED)     (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                        HAWAII--1.1%
AAA         $ 2,500     Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev., Hawaiian
                          Elec. Co. Inc., Ser. D, 6.15%, 1/01/20, AMBAC ..............   1/09 @ 101    $  2,721,600
                                                                                                       ------------
                        ILLINOIS--12.5%
AAA          10,000     Chicago Brd. of Ed., Chicago Sch. Reform, 5.75%,
                          12/01/27, AMBAC ............................................   12/07 @ 102     10,609,800
AAA           5,000     Chicago Pub. Bldg. Rev., Ser. A, 7.00%, 1/01/20, MBIA ........       ETM          6,380,300
AAA           5,050     Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC .....................   11/07 @ 102      5,096,157
                        Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
AAA           4,000++     5.45%, 7/01/05 .............................................       N/A          4,237,000
AAA           5,000++     5.70%, 7/01/05 .............................................       N/A          5,320,700
                                                                                                       ------------
                                                                                                         31,643,957
                                                                                                       ------------
                        INDIANA--3.1%
BBB           7,420     Indianapolis Arpt. Auth. Rev., Spl. Fac. Fed. Express
                          Corp. Proj., 7.10%, 1/15/17 ................................    7/04 @ 102      7,806,582
                                                                                                       ------------
                        KENTUCKY--8.3%
AAA          15,715     Kentucky Econ. Dev. Fin. Sys., Norton Hlth. Care Inc.,
                          Ser. B, Zero Coupon, 10/01/23, MBIA ........................   No Opt. Call     4,902,766
AAA          15,000++   Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 5.75%,
                          7/01/03, AMBAC .............................................       N/A         16,162,800
                                                                                                       ------------
                                                                                                         21,065,566
                                                                                                       ------------
                        LOUISIANA--8.2%
AAA          14,400++   Louisiana Pub. Fac. Auth. Hosp. Rev., Our Lady of the Lake
                          Regl. Med. Ctr., 5.90%, 12/01/03, FSA ......................       N/A         15,748,416
                                                                                                       ------------
AAA           4,640     New Orleans Pub. Impvt., G.O., 5.875%, 11/01/29, FSA .........   11/09 @ 100      4,993,800
                                                                                                       ------------
                                                                                                         20,742,216
                                                                                                       ------------
                        MARYLAND--6.7%
Aa2           8,870     Maryland St. Dept. Hsg. & Cmnty. Dev. Admin., Sngl. Fam.
                          Prog., Ser. 2, 6.55%, 4/01/26 ..............................    4/05 @ 102      9,319,531
NR            4,000     MuniMae Te Bond Subsidiary LLC, Ser. B, 7.75%, 11/01/10** ....   No Opt. Call     4,310,920
AAA           3,175     Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery Cnty.
                          Res. Rec. Proj., Ser. A, 6.30%, 7/01/16, MBIA ..............    7/03 @ 102      3,395,758
                                                                                                       ------------
                                                                                                         17,026,209
                                                                                                       ------------
                        MASSACHUSETTS--1.2%
AAA           3,000     Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., Hallmark Hlth.
                          Sys., Ser. A, 5.00%, 7/01/21, FSA ..........................   7/08 @ 101       2,966,430
                                                                                                       ------------
                        MICHIGAN--0.8%
AAA           2,000     River Rouge Sch. Dist., 5.625%, 5/01/22, FSA .................  5/03 @ 101.5      2,078,640
                                                                                                       ------------
                        MISSOURI--1.6%
                        Lake of the Ozarks Cmnty. Brdg. Corp., Brdg. Sys. Rev.,
BBB-          2,000       5.25%, 12/01/14 ............................................   12/08 @ 102      1,905,660
BBB-          2,500       5.25%, 12/01/26 ............................................   12/08 @ 102      2,282,300
                                                                                                       ------------
                                                                                                          4,187,960
                                                                                                       ------------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
             PRINCIPAL                                                                   OPTION CALL
  RATING*     AMOUNT                                                                     PROVISIONS+      VALUE
(UNAUDITED)    (000)                               DESCRIPTION                           (UNAUDITED)     (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                        NEVADA--1.6%
AAA         $ 3,750     Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B,
                          5.80%, 7/01/09, MBIA .......................................   7/03 @ 102    $ 3,978,300
                                                                                                       -----------
                        NEW JERSEY--3.9%
AAA           2,000     Delaware River Port Auth. PA & NJ Port Dist. Proj., Ser. B,
                          5.70%, 1/01/22, FSA ........................................   1/10 @ 100      2,148,380
AA            7,000     New Jersey St. Transp. Trust Fund Auth. Sys. Rev., Transp.
                          Sys., Ser. A, 6.00%, 6/15/19 ...............................   6/10 @ 100      7,791,770
                                                                                                       -----------
                                                                                                         9,940,150
                                                                                                       -----------
                        NEW MEXICO--0.8%
AAA          1,945      Farmington, P.C.R., So. CA. Edison Co., Ser. A, 5.875%,
                         6/01/23, MBIA ...............................................   6/03 @ 102      2,044,798
                                                                                                       -----------
                        NEW YORK--17.2%
                        New York City, G.O.,
A+            4,140       Ser. A, 6.00%, 8/01/05 .....................................  No Opt. Call     4,534,501
A+            7,000       Ser. E, 6.50%, 2/15/06 .....................................  No Opt. Call     7,821,310
Aaa           7,000++     Ser. H, 7.20%, 2/01/02 .....................................       N/A         7,191,310
                        New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Group
                           Assoc. Proj.,
A-            4,000       6.00%, 1/01/08 .............................................   1/04 @ 102      4,177,520
A-            1,000       6.00%, 1/01/15 .............................................   1/04 @ 102      1,022,230
AA+          10,000     New York City Transl. Fin. Auth. Rev., Ser. B, 6.00%, 11/15/21   5/10 @ 101     10,907,800
AAA           3,000++   New York St. Dorm. Auth. Rev., St. Univ. Edl. Fac., Ser. B,
                         6.10%, 5/15/04 ..............................................     N/A           3,335,010
                        New York St. Dorm. Auth. Rev., Univ. of Rochester, MBIA,
AAA           1,865       Ser. A, Zero Coupon, 7/01/21 ...............................   7/10 @ 101      1,204,007
AAA           2,030       Ser. A, Zero Coupon, 7/01/23 ...............................   7/10 @ 101      1,307,462
A             1,955     New York St. Hsg. Fin. Agcy., Hlth. Fac. of New York City,
                          Ser. A, 6.375%, 11/01/04 ...................................   No Opt. Call    2,148,740
                                                                                                       -----------
                                                                                                        43,649,890
                                                                                                       -----------
                        NORTH CAROLINA--2.3%
AAA           5,000     North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B, 7.00%,
                          1/01/08, CAPMAC ............................................  No Opt. Call     5,867,250
                                                                                                       -----------
                        OHIO--0.2%
AAA             450     Cleveland Cuyahoga Cnty. Port Auth. Rev., Port Dev. Proj.,
                          6.00%, 3/01/07 .............................................     ETM             487,418
                                                                                                       -----------
                        OREGON--2.2%
BBB-          5,600     Klamath Falls Elec. Rev., Sr. Lien-Klamath Cogen,
                          5.50%, 1/01/07 .............................................  No Opt. Call     5,570,656
                                                                                                       -----------
                        PENNSYLVANIA--12.4%
AAA          10,100     Lehigh Cnty. Gen. Purp. Auth. Rev., St. Lukes Hosp.
                          Bethlehem Proj., 5.50%, 11/15/13, AMBAC ....................  11/03 @ 102     10,702,768
AAA           3,305     McKeesport Area Sch. Dist., Cap. Apprec., Zero Coupon,
                         10/01/31, FGIC ..............................................  No Opt. Call       671,411
AAA           5,500     Montgomery Cnty. Edl. & Hlth. Care Auth., Holy Redeemer,
                          5.25%, 10/01/23, AMBAC .....................................   10/07 @ 101     5,556,650
AAA           4,000     Pennsylvania Intergovtl. Coop. Auth. Spl. Tax Rev.,
                          Philadelphia Fdg. Prog.,
                          5.50%, 6/15/20, FGIC .......................................   6/06 @ 100      4,114,360
AAA           5,000     Pennsylvania St. Dept. Gen. Svcs., 5.25%, 5/01/16, FSA .......    11/11@100      5,272,150
                        Pennsylvania St. Higher Edl. Fac. Auth., Hlth. Svcs.
                          Rev., Ser. A,
A             2,300       5.75%, 1/01/17 .............................................   1/06 @ 101      2,352,670
A             2,750       5.875%, 1/01/15 ............................................   1/06 @ 101      2,839,952
                                                                                                       -----------
                                                                                                        31,509,961
                                                                                                       -----------

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
             PRINCIPAL                                                                   OPTION CALL
  RATING*     AMOUNT                                                                     PROVISIONS+      VALUE
(UNAUDITED)    (000)                               DESCRIPTION                           (UNAUDITED)     (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                        RHODE ISLAND--2.1%
AA+         $ 3,040     Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty.,
                          Ser. 15-B, 6.75%, 10/01/17 .................................   4/04 @ 102    $  3,167,893
AAA           2,000     RHODE ISLAND ST. HLTH. & EDL. BLDG. CORP. REV., HOSP. FIN.,
                          5.50%, 5/15/16, MBIA .......................................   5/07 @ 102       2,108,300
                                                                                                          5,276,193
                                                                                                       ------------
                        TENNESSEE--5.3%
A3            7,800     Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp.
                          Proj., 6.50%, 9/01/24 ......................................   9/04 @ 102       8,220,420
AAA           4,865     Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. D, 6.00%,
                          3/01/24, AMBAC .............................................   3/10 @ 101       5,232,453
                                                                                                       ------------
                                                                                                         13,452,873
                                                                                                       ------------
                        TEXAS--6.4%
                        Dallas Cnty. Util. & Cap. Reclam. Dist., Ser. A, AMBAC,
AAA           6,085       Zero Coupon, 2/15/19 .......................................  2/05 @ 44.538     2,273,721
AAA           3,800       Zero Coupon, 2/15/20 .......................................  2/05 @ 41.799     1,332,964
BB            5,500     Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev., Amer.
                          Airlines Inc.,
                          6.375%, 5/01/35 ............................................   11/09 @ 101      4,531,175
AAA           6,000     Grapevine, G.O., 5.875%, 8/15/24, FGIC .......................   8/10 @ 100       6,396,480
AAA           5,000     Harris Cnty. Houston Sports Auth. Spl. Rev., Ser. A,
                          Zero Coupon, 11/15/38, MBIA ................................ 11/30 @ 61.166       597,850
Aa1           1,000     Texas St. Wtr. Fin. Asst., G.O., 5.75%, 8/01/22 ..............   8/10 @ 100       1,069,510
                                                                                                       ------------
                                                                                                         16,201,700
                                                                                                       ------------
                        UTAH--2.5%
                        Intermountain Pwr. Agcy. Pwr. Supply Rev.,
AAA           2,810       5.00%, 7/01/13, AMBAC ......................................       ETM          2,816,603
AAA           1,640       5.00%, 7/01/13, AMBAC ......................................   11/01 @ 100      1,641,837
A+            1,145       Ser. 86-B, 5.00%, 7/01/16 ..................................       ETM          1,195,861
A+              655       Ser. 86-B, 5.00%, 7/01/16 ..................................   11/01 @ 100        655,210
                                                                                                       ------------
                                                                                                          6,309,511
                                                                                                       ------------
                        WASHINGTON--8.6%
                        Washington St., G.O.,
AA+           4,000       Ser. A, 5.375%, 7/01/21 ....................................   7/06 @ 100       4,071,280
AA+           1,000       Ser. B, 6.00%, 1/01/25 .....................................   1/10 @ 100       1,085,200
                        Washington St. Pub. Pwr. Supply Sys. Rev.,
AAA          13,395       Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ..................   7/06 @ 102      14,593,049
AAA           2,000       Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ..................   7/03 @ 102       2,091,140
                                                                                                       ------------
                                                                                                         21,840,669
                                                                                                       ------------
                        WYOMING--4.1%
A            10,000     Sweetwater Cnty., P.C.R., Idaho Pwr. Co. Proj., Ser. A,
                          6.05%, 7/15/26 .............................................   7/06 @ 102      10,461,000
                                                                                                       ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $370,960,013)                                 395,460,346
                                                                                                       ------------
                        SHORT-TERM INVESTMENT***--1.8%
                        NEW YORK--1.8%
A-1+          4,500     Jay St. Dev. Corp. Cts. Fac. Lease Rev., New York City,
                          Jay St. Proj., Ser. A-2,
                          1.90%, 11/01/01, FRDD (cost $4,500,000) ....................       N/A          4,500,000
                                                                                                       ------------


                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------
                                                                                                           VALUE
                                                   DESCRIPTION                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS--157.6% (COST $375,460,013) ..............................   $399,960,346
                        Other assets in excess of liabilities--0.1% ................................        366,165
                        Liquidation value of preferred stock--(57.7%) ..............................   (146,550,000)
                                                                                                       ------------

                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................   $253,776,511
                                                                                                       ============

---------------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

*** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

  + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

 ++ This bond is prerefunded. See glossary for definition.

-----------------------------------------------------------------------------------------------------------------------
                                              KEY TO ABBREVIATIONS:
    AMBAC   --   American Municipal Bond Assurance Corporation     FSA  --   Financial Security Assurance
    CAPMAC  --   Capital Markets Assurance Company                GNMA  --   Government National Mortgage Association
    ETM     --   Escrowed to Maturity                             G.O.  --   General Obligation
    FGIC    --   Financial Guaranty Insurance Company             MBIA  --   Municipal Bond Insurance Association
    FRDD    --   Floating Rate Daily Demand                     P.C.R.  --   Pollution Control Revenue
-----------------------------------------------------------------------------------------------------------------------



















                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $375,460,013) (Note 1) .............  $399,960,346
Cash ...........................................................       751,762
Interest receivable ............................................     6,963,359
Other assets ...................................................        50,139
                                                                  ------------
                                                                   407,725,606
                                                                  ------------
LIABILITIES
Dividends payable--common stock ................................     1,085,961
Dividends payable--preferred stock .............................        92,395
Payable for investments purchased ..............................     5,837,244
Investment advisory fee payable (Note 2) .......................       118,868
Administration fee payable (Note 2) ............................        50,943
Deferred directors fees (Note 1) ...............................        27,641
Other accrued expenses .........................................       186,043
                                                                  ------------
                                                                     7,399,095
                                                                  ------------
NET INVESTMENT ASSETS ..........................................  $400,326,511
                                                                  ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .........................................  $    167,071
    Paid-in capital in excess of par ...........................   231,766,743
  Preferred stock (Note 4) .....................................   146,550,000
                                                                  ------------
                                                                   378,483,814
  Undistributed net investment income (Note 1) .................     2,938,017
  Accumulated net realized loss ................................    (5,595,653)
  Net unrealized appreciation (Note 1) .........................    24,500,333
                                                                  ------------
Net investment assets, October 31, 2001 ........................  $400,326,511
                                                                  ============
Net assets applicable to common shareholders ...................  $253,776,511
                                                                  ============
Net asset value per share:
  ($253,776,511 / 16,707,093 shares of
  common stock issued and outstanding) .........................        $15.19
                                                                        ======

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest (Note 1) ......................................         $22,893,538
                                                                   -----------
Expenses
  Investment advisory ....................................           1,384,129
  Administration .........................................             593,198
  Auction agent ..........................................             386,500
  Custodian ..............................................             104,500
  Directors ..............................................              73,000
  Reports to shareholders ................................              70,500
  Registration ...........................................              32,000
  Legal ..................................................              26,500
  Independent accountants ................................              25,500
  Transfer agent .........................................              25,000
  Miscellaneous ..........................................             109,030
                                                                   -----------
  Total expenses .........................................           2,829,857
                                                                   -----------
Net investment income ....................................          20,063,681
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments .........................            (139,260)
Net change in unrealized appreciation on
  investments ............................................          12,674,420
                                                                   -----------
Net gain on investments ..................................          12,535,160
                                                                   -----------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ................................         $32,598,841
                                                                   ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                         YEAR ENDED OCTOBER 31,
                                                                      ----------------------------
                                                                          2001            2000
                                                                      ------------    ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ...........................................   $ 20,063,681    $ 18,877,184
  Net realized loss on investments ................................       (139,260)     (5,068,444)
  Net change in unrealized appreciation on investments ............     12,674,420      12,219,832
                                                                      ------------    ------------
    Net increase in net investment assets resulting from operations     32,598,841      26,028,572
                                                                      ------------    ------------

DIVIDENDS:
  To common shareholders from net investment income ...............    (13,030,933)    (13,953,202)
  To preferred shareholders from net investment income ............     (4,799,537)     (5,841,351)
                                                                                      ------------
    Total dividends ...............................................    (17,830,470)    (19,794,553)
                                                                      ------------    ------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from additional issuance of preferred shares .......             --      16,080,131
  Unused offering costs relating to issuance of preferred shares ..        158,743              --
                                                                      ------------    ------------
    Total increase ................................................     14,927,114      22,314,150
                                                                      ------------    ------------

NET INVESTMENT ASSETS
Beginning of year .................................................    385,399,397     363,085,247
                                                                      ------------    ------------
End of year (including undistributed net investment income of
   $2,938,017 and $277,455, respectively) .........................   $400,326,511    $385,399,397
                                                                      ============    ============











                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                                --------------------------------------------------
                                                                 2001(1)     2000      1999       1998      1997
                                                                 ----        ----      ----       ----      ----
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ..........................   $ 14.30    $ 13.95    $ 15.78    $ 15.32   $ 14.52
                                                                -------    -------    -------    -------   -------
  Net investment income .....................................      1.20       1.13       1.09       1.08      1.08
  Net realized and unrealized gain (loss) on investments ....       .75        .43      (1.63)       .70       .80
                                                                -------    -------    -------    -------   -------
Net increase (decrease) from investment operations ..........      1.95       1.56       (.54)      1.78      1.88
                                                                -------    -------    -------    -------   -------
Dividends and distributions:
Dividends from net investment income to:
  Common shareholders .......................................      (.78)      (.83)      (.86)      (.81)     (.78)
  Preferred shareholders ....................................      (.29)      (.35)      (.24)      (.24)     (.27)
  Distributions from net realized gain on investments to:
  Common shareholders .......................................        --         --       (.15)      (.20)     (.02)
  Preferred shareholders ....................................        --         --       (.04)      (.07)     (.01)
                                                                -------    -------    -------    -------   -------
Total dividends and distributions ...........................     (1.07)     (1.18)     (1.29)     (1.32)    (1.08)
                                                                -------    -------    -------    -------   -------
Capital change with respect to issuance of preferred shares .       .01       (.03)        --         --        --
                                                                -------    -------    -------    -------   -------
Net asset value, end of year(2) .............................   $ 15.19    $ 14.30    $ 13.95    $ 15.78   $ 15.32
                                                                =======    =======    =======    =======   =======
Market value, end of year(2) ................................   $ 13.73    $ 12.13    $ 13.13    $ 15.44   $ 13.38
                                                                =======    =======    =======    =======   =======
Total investment return(3) ..................................     20.03%     (1.27)%    (9.03)%    23.81%    14.39%
                                                                =======    =======    =======    =======   =======

RATIOS TO AVERAGE NET ASSETS OF COMMON
   SHAREHOLDERS:(4)
Expenses ....................................................      1.14%      1.20%      1.05%      1.04%     1.07%
Net investment income before preferred stock dividends ......      8.10%      8.18%      7.21%      6.95%     7.42%
Preferred stock dividends ...................................      1.94%      2.53%      1.60%      1.53%     1.88%
Net investment income available to common shareholders ......      6.16%      5.65%      5.61%      5.42%     5.54%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............  $247,832   $230,746   $252,536   $259,280   $243,947
Portfolio turnover ..........................................         4%        35%        26%        46%       160%
Net assets of common shareholders, end of year (000) ........  $253,777   $238,849   $233,085   $263,590   $255,926
Preferred stock outstanding (000) ...........................  $146,550   $146,550   $130,000   $130,000   $130,000
Asset coverage per share of preferred stock, end of year ....  $ 68,308   $ 65,745   $ 69,824   $ 75,690   $ 74,241

----------------
  (1) Effective November 1, 2000, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. The reclass of this change for the year ended October 31, 2001 to the net investment income from net realized and unrealized gains and losses per common share were $0.007 per share. The ratio of net investment income to average net assets on common shares increased from 6.11% to 6.16% and from 8.05% to 8.10% on net investment income before preferred stock dividends. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

  (2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

  (3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

  (4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
& ACCOUNTING
POLICIES
The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on November 19, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on the accrual basis and amortizes premium and accretes discount, respectively, to interest income on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2001, the Trust decreased undistributed net investment income and decrease accumulated net realized loss by $5,554. Net investment, net realized losses and net assets were not affected by this change.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return for the Directors as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: Effective November 1, 2000, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began accreting market discount on debt securities. Prior to November 1, 2000, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $432,905 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on October 31, 2001. The Statement of Changes in Net Investment Assets and the Financial Highlights of the Trust for prior periods have not been restated to reflect this change.

    The effect of this change for the year ended October 31, 2001 was to increase net investment income by $112,511, decrease net unrealized appreciation by $106,957 and decrease net realized gains by $5,554.

NOTE 2. AGREEMENTS

    The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

    The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% Of the Trust's average weekly net investment assets. The administration fee paid to the administrator is also computed weekly and payable monthly at an annual rate of 0.15% Of the Trust's average weekly net investment assets, subject to a minimum monthly fee of $12,500.

    Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO
SECURITIES

Purchases and sales of investments,  other than short-term investments,  for the
year  ended  October  31,  2001,   aggregated   $18,303,540   and   $16,467,288,
respectively.

    The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 2001, the Trust held 6% of its net assets in securities restricted as to resale.

    The Federal income tax basis of the Trust's investments at October 31, 2001 was $375,001,373, and accordingly, net unrealized appreciation was $24,958,973 (gross unrealized appreciation--$27,577,561, gross unrealized depreciation-- $2,618,588).

    For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $5,514,000 of which $312,000 will expire in 2007, $5,068,000 will expire in 2008 and $134,000 will expire in 2009.
Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

    There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 16,707,093 common shares outstanding at October 31, 2001, the Advisor owned 7,205 shares. As of October 31, 2001, there were 5,862 shares of preferred stock outstanding as follows: Series T7--3,262 and Series T28--2,600, which includes 662 shares of series T7 issued on March 10, 2000.

    On March 10, 2000, the Trust reclassified 662 shares of common stock and issued an additional 662 shares of Series T7 preferred stock. The additional shares issued have identical rights and features of the existing Series T7 preferred stock. Offering cost of $145,626 and underwriting discount of $165,500 have been charged to paid-in capital in excess of par of the common shares.

    Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 1.65% to 5.10% during the year ended October 31, 2001.

    The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

    The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS
AND DISTRIBUTIONS

Subsequent to October 31, 2001, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.065 per common share payable December 3, 2001, to shareholders of record on November 15, 2001.

    For the period November 1, 2001 to November 30, 2001, dividends declared on preferred stock totaled $199,811 in aggregate for the two outstanding preferred stock series.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The BlackRock Investment Quality Municipal Trust Inc.

   We have audited the accompanying statement of assets and liabilities of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net investments assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock Investment Quality Municipal Trust Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net investments assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
-------------------------
Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------


We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 2001) as to the federal tax status of dividends you received during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.7800 per share to common shareholders and $831.49 per share to preferred shareholders.

      For purposes of preparing your annual Federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Transfer Agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide current income exempt from regular Federal income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust".

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of The Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value maybe more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment  vehicle  which  initially  offers a fixed
                           number of shares and trades on a stock exchange.  The
                           fund  invests  in  a  portfolio  of   securities   in
                           accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's  net asset  value is  greater  than its
                           stock price the fund is said to be trading at a discount.

DIVIDEND:                  Income  generated by  securities  in a portfolio  and
                           distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders may have all dividends and distributions
                           of  capital  gains   automatically   reinvested  into
                           additional shares of a fund.

MARKET PRICE:              Price  per  share  of  a  security   trading  in  the
                           secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net  asset  value is the  total  market  value of all
                           securities  and other assets held by the Trust,  plus
                           income   accrued  on  its   investments,   minus  any
                           liabilities  including accrued  expenses,  divided by
                           the total number of outstanding  common shares. It is
                           the  underlying  value of a single  common share on a
                           given  day.   Net  asset   value  for  the  Trust  is
                           calculated   weekly  and  published  in  BARRON'S  on
                           Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:         These   securities   are   collateralized   by   U.S.
                           Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                          STOCK        MATURITY
PERPETUAL TRUSTS                                                          SYMBOL         DATE
                                                                          ------       ---------
The BlackRock Income Trust Inc.                                            BKT            N/A
The BlackRock North American Government Income Trust Inc.                  BNA            N/A
The BlackRock High Yield Trust                                             BHY            N/A
BlackRock Core Bond Trust                                                  BHK            N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                    BGT           12/02
The BlackRock Investment Quality Term Trust Inc.                           BQT           12/04
The BlackRock Advantage Term Trust Inc.                                    BAT           12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                  BCT           12/09


TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------
                                                                          STOCK        MATURITY
PERPETUAL TRUSTS                                                          SYMBOL         DATE
                                                                          ------       ---------
The BlackRock Investment Quality Municipal Trust Inc.                      BKN            N/A
The BlackRock California Investment Quality Municipal Trust Inc.           RAA            N/A
The BlackRock Florida Investment Quality Municipal Trust                   RFA            N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.           RNJ            N/A
The BlackRock New York Investment Quality Municipal Trust Inc.             RNY            N/A
The Blackrock Pennsylvania Strategic Municipal Trust                       BPS            N/A
The Blackrock Strategic Municipal Trust                                    BSD            N/A
BlackRock California Municipal Income Trust                                BFZ            N/A
BlackRock Municipal Income Trust                                           BFK            N/A
BlackRock New York Municipal Income Trust                                  BNY            N/A
BlackRock New Jersey Municipal Income Trust                                BNJ            N/A
BlackRock Florida Municipal Income Trust                                   BBF            N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                             BMN           12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                       BRM           12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.            BFC           12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                    BRF           12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.              BLN           12/08
The BlackRock Insured Municipal Term Trust Inc.                            BMT           12/10
BlackRock California Municipal 2018 Term Trust                             BJZ           12/18
BlackRock New York Municipal 2018 Term Trust                               BLH           12/18
BlackRock Municipal 2018 Term Trust                                        BPK           12/18


         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.






                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------                                         ------------------------------
BLACKROCK
---------                                         ------------------------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                                 THE BLACKROCK
Ralph L. Schlosstein, PRESIDENT                          INVESTMENT QUALITY
Robert S. Kapito, VICE PRESIDENT                         MUNICIPAL TRUST INC.
Kevin Klingert, VICE PRESIDENT                           =======================
Richard M. Shea, VICE PRESIDENT/TAX                      ANNUAL REPORT
Henry Gabbay, TREASURER                                  OCTOBER 31, 2001
James Kong, ASSISTANT TREASURER
Anne  Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. BOX 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

  THE BLACKROCK INVESTMENT QUALITY
        MUNICIPAL TRUST INC.
 c/o Princeton Administrators, L.P.
            P.O. Box 9095
      Princeton, NJ 08543-9095
           (800) 543-6217

[Recycle Logo]Printed on recycled paper          09247D-10-5     [Logo]BLACKROCK
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